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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report: (Date of earliest event reported): FEBRUARY 12, 1996


                            LEWIS GALOOB TOYS, INC.
            (Exact name of registrant as specified in its charter)



    DELAWARE                         1-9599                     94-1716574
 (State or other                (Commission File               (IRS Employer
 jurisdiction of                    Number)                Identification No.)
 incorporation)

         500 FORBES BOULEVARD
   SOUTH SAN FRANCISCO, CALIFORNIA                             94080
(Address of principal executive offices)                     (Zip Code)

                                (415) 952-1678
             (Registrant's telephone number, including area code)







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ITEM 5.  OTHER EVENTS.

                  By press release dated February 12, 1996, the registrant announced the redemption of its 8% Convertible Subordinated Debentures due 2000 on or about March 22, 1996. The registrant also announced its intent to commence an exchange offer for the 1,839,000 outstanding Depositary Convertible Exchangeable Preferred Shares (the "Preferred Shares") pursuant to which the registrant will offer to exchange 1.85 shares of its common stock for each outstanding Preferred Share. The exchange offer will have a termination date of March 29, 1996 and will be conditioned on, among other things, the receipt of valid tenders from the holders of at least 75 percent of the outstanding Preferred Shares. The press release is attached hereto as
Exhibit 10.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      Exhibits


Exhibit No.
-----------

10.1              Press release dated February 12, 1996.















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                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LEWIS GALOOB TOYS, INC.



                                    By:   /s/ William B. Towne
                                        -------------------------
                                         William B. Towne
                                         Executive Vice President, Finance
                                           and Chief Financial Officer


Date:    February 13, 1996









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                                  EXHIBIT INDEX


Exhibit                                                             Sequential
  No.                          Description                           Page No.
-------                        -----------                          ----------

10.1               Press release dated February 12, 1996.